Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT
FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of May 22, 2026 (this “Amendment”), among J.P. MORGAN REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Company”), the Guarantors party hereto, the Lenders party hereto, and TRUIST BANK, as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined below).
WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Administrative Agent, and the Lenders and L/C Issuers from time to time party thereto are parties to that certain Credit Agreement, dated as of July 15, 2025 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”); and
WHEREAS, the Company, the Guarantors party hereto, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement subject to the terms and conditions of this Amendment;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Modification of the Credit Agreement. On the First Amendment Effective Date (as defined below), Section 7.09(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(d) Secured Indebtedness. Permit Total Secured Indebtedness to exceed forty percent (40%) of Total Asset Value as of the last day of any fiscal quarter; provided that, for purposes of calculating compliance with this Section 7.09(d) for any fiscal quarter ending on March 31, 2026 or thereafter: (i) Total Secured Indebtedness shall not include any Indebtedness under the Repo Line and (ii) Total Asset Value shall not include any First Mortgage Investments or any investments in mezzanine loans that are financed under the Repo Line.
SECTION 2. Conditions of Effectiveness. This Amendment shall be effective as of the first date on which all of the following conditions precedent are satisfied (such date being referred to herein as the “First Amendment Effective Date”):
2.1 Administrative Agent’s receipt of counterparts of this Amendment duly executed and delivered by each of the Loan Parties, the Administrative Agent and Lenders constituting Required Lenders.
2.2 Administrative Agent’s receipt of a pro forma Compliance Certificate with calculations as of December 31, 2025, after giving effect to this Amendment.
2.3 On the First Amendment Effective Date, both before and after giving effect to this Amendment, (a) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of the representations and warranties in Section 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date or period, in which case they were true and correct in all material respects (or, in the case of Sections 5.14(b) and 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects) as of such earlier date or for the respective period, as applicable, and except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (b) no Default exists or would result from the consummation of this Amendment.
SECTION 3. Representations and Warranties of Loan Parties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, each of the Loan Parties represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a) it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Amended Credit Agreement;
(b) the execution and delivery by each Loan Party of this Amendment and the performance of this Amendment and the Amended Credit Agreement by each Loan Party party thereto have been duly authorized by all necessary corporate or other organizational action;
(c) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance of this Amendment or the Amended Credit Agreement, except with respect to notices which have already been given or where the failure to obtain any of the foregoing would not have a Material Adverse Effect;
(d) this Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and this Amendment and the Amended Credit Agreement each constitutes a legal, valid and binding obligation of such Loan Party enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies;
(e) no Default or Event of Default exists or would result from the consummation of the transactions contemplated by this Amendment or the Amended Credit Agreement; and
(f) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of the representations and warranties in Section 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date or period, in which case they were true and correct in all material respects (or, in the case of Sections 5.14(b) and 5.20 of the Credit Agreement or any representation and warranty that is qualified by materiality, in all respects) as of such earlier date or for the respective period, as applicable, and except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
SECTION 4. Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Amendment and the transactions contemplated by this Amendment. Each Guarantor agrees and affirms that its guarantee of the Obligations (i) continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Credit Agreement, as amended hereby, and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms and (ii) extends to all obligations of the Loan Parties under the Loan Documents.

SECTION 5. Costs and Expenses. The Company acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Credit Agreement include the reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and any other documentation contemplated hereby (whether or not this Amendment becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees, charges and disbursements of Riemer & Braunstein LLP, counsel to the Administrative Agent.
SECTION 6. Ratification.
(a) Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Company has no defense, counterclaim or offset of any kind whatsoever with respect to the Obligations, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.
(b) This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 7. Modifications. Neither this Amendment, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 8. References. The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Credit Agreement as modified hereby and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 9. Counterparts; Execution. Section 10.17 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.
SECTION 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 12. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK

(INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
SECTION 13. Headings. Section headings in this Amendment are included for convenience of reference only and shall not affect the interpretation of this Amendment.
SECTION 14. Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signatures Pages Immediately Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

BORROWER:
J.P. MORGAN REIT OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership
BY: J.P. Morgan Real Estate Income Trust, Inc., its general partner

By: /s/ Lawrence A. Goodfield, Jr.
Name: Lawrence A. Goodfield, Jr.
Title: Chief Financial Officer

PARENT GUARANTOR:
J.P. MORGAN REAL ESTATE INCOME TRUST, INC., a Maryland corporation

By: /s/ Lawrence A. Goodfield, Jr.
Name: Lawrence A. Goodfield, Jr.
Title: Chief Financial Officer

[Signature Page to First Amendment]

SUBSIDIARY GUARANTORS:
DALLAS INDUSTRIAL AMBASSADOR ROW LP DALLAS INDUSTRIAL CARPENTER LP
DALLAS INDUSTRIAL FOREST LP
DALLAS INDUSTRIAL GARDEN BROOK I LP
DALLAS INDUSTRIAL GARDEN BROOK II LP DALLAS INDUSTRIAL INTERNATIONAL LP
DALLAS INDUSTRIAL REGAL I LP
DALLAS INDUSTRIAL REGAL II LP
DALLAS INDUSTRIAL SURVEYOR LP,
each a Delaware limited partnership

By: Dallas Industrial Portfolio Realty Company GP LLC, its general partner

By: /s/ Lawrence A. Goodfield, Jr.
Name: Lawrence A. Goodfield, Jr.
Title: Authorized Signatory

As an Authorized Signatory of the general partner of each of the above entities and, in such capacity, intending by this signature to legally bind each of the above entities

[Signature Page to First Amendment]

SHOPS AT GRAND INVESTOR LLC
EAST TAMPA REALTY COMPANY LLC
FIORE RESIDENTIAL REALTY COMPANY LLC PINELLAS PARK REALTY COMPANY LLC
THE KENSLEY ACQUISITION LLC
OSWEGO REALTY COMPANY LLC
SAVANNAH TERMINAL REALTY COMPANY LLC FIRST STUDENT WASHINGTON REALTY LLC
FIRST STUDENT NEW YORK REALTY LLC
FIRST STUDENT NEW JERSEY REALTY LLC
FIRST STUDENT ILLINOIS REALTY LLC
FIRST STUDENT 150 SOUTH 24TH STREET REALTY LLC
FIRST STUDENT 101 OLD FRANKSTOWN ROAD REALTY LLC
FIRST STUDENT C&W REALTY LLC
RED MOUNTAIN REALTY COMPANY LLC,
FIRST STUDENT CALIFORNIA REALTY LLC
11801 INDUSTRY REALTY COMPANY LLC
HERON LAKES REALTY COMPANY LLC,
FISHER ACQUISITION LLC,
each a Delaware limited liability company

By: /s/ Lawrence A. Goodfield, Jr.
Name: Lawrence A. Goodfield, Jr.
Title: Authorized Signatory
As an Authorized Signatory of each of the above entities and, in such capacity, intending by this signature to legally bind each of the above entities.

[Signature Page to First Amendment]

1015 ANDREW OWNER LLC,
a Delaware limited liability company
By: 1015 Mezz I, LLC, its managing member
By: 1015 Mezz 2, LLC, its managing member
By: Harrison Hill Acquisition LLC, its member

By: /s/ Lawrence A. Goodfield, Jr.
Name: Lawrence A. Goodfield, Jr.
Title: Authorized Signatory

[Signature Page to First Amendment]

ADMINISTRATIVE AGENT:

TRUIST BANK, as Administrative Agent, L/C Issuer, and a Lender

By: /s/ Toby Coons
Name: Toby Coons
Title: Director

[Signature Page to First Amendment]

LENDER:

BMO BANK N.A., as a Lender

By: /s/ Jack Seeberg
Name: Jack Seeberg
Title: Vice President

[Signature Page to First Amendment]

LENDER:

BANK OF AMERICA, N.A., as a Lender

By: /s/ Thomas W. Nowak
Name: Thomas W. Nowak
Title: Senior Vice President

[Signature Page to First Amendment]